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Exhibit 99-3:  Business Segment Fiscal Year Financial Summary (2003-2005)


                                           THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                     Business Segment Fiscal Year Financial Summary (2003-2005)
                                                        (Amounts in Millions)

                                                                    Before-Tax    Net        Depreciation and    Total       Capital
                                                        Net Sales     Earnings    Earnings       Amortization   Assets  Expenditures
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        BEAUTY                                    2005  $   19,721  $   3,977     $  2,752       $       535    $ 11,494    $   535
                                                  2004      17,346      3,448        2,246               498      11,547        440
                                                  2003      12,411      2,720        1,831               400       7,257        350
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        HEALTH CARE                               2005       6,078      1,210          811               161       2,536        112
                                                  2004       5,386      1,113          745               131       2,359        125
                                                  2003       4,335        731          509               119       2,325        104
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TOTAL BEAUTY AND HEALTH CARE                      2005      25,799      5,187        3,563               696      14,030        647
                                                  2004      22,732      4,561        2,991               629      13,906        565
                                                  2003      16,746      3,451        2,340               519       9,582        454
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        FABRIC CARE AND HOME CARE                 2005      15,796      3,186        2,129               391       6,845        647
                                                  2004      14,361      3,270        2,176               352       5,876        544
                                                  2003      13,015      3,021        2,006               345       5,395        361
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        PET HEALTH, SNACKS AND COFFEE             2005       4,314        714          444               162       2,197        142
                                                  2004       4,020        594          367               161       2,154        157
                                                  2003       3,677        474          295               171       2,371        150
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        BABY CARE AND FAMILY CARE                 2005      11,652      1,924        1,197               580       7,272        684
                                                  2004      10,494      1,512          919               548       7,145        707
                                                  2003       9,743      1,312          788               558       6,942        541
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TOTAL HOUSEHOLD CARE                              2005      31,762      5,824        3,770             1,133      16,314      1,473
                                                  2004      28,875      5,376        3,462             1,061      15,175      1,408
                                                  2003      26,435      4,807        3,089             1,074      14,708      1,052
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CORPORATE                                         2005        (820)    (1,030)        (410)               55      31,183         61
                                                  2004        (200)    (1,032)        (297)               43      27,967         51
                                                  2003         196     (1,269)        (641)              110      19,416        (24)
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TOTAL COMPANY                                     2005      56,741      9,981        6,923             1,884      61,527      2,181
                                                  2004      51,407      8,905        6,156             1,733      57,048      2,024
                                                  2003      43,377      6,989        4,788             1,703      43,706      1,482
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* Gillette GBU data not shown in this exhibit because the acquisition of The Gillette Company was during fiscal year 2006
  (October 1, 2005).
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